Exhibit 4

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

/s/ Kemper Isely
Kemper Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

/s/ Zephyr Isely
Zephyr Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of July, 2012.

/s/ Charity Isely
Name: Charity Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 9th day of July, 2012.

/s/ Mariah C. Isely
Mariah C. Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 06 day of July, 2012.

/s/ Lark Isely
Lark Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 9th day of July, 2012.

/s/ Guy Isely
Guy D. Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

/s/ Heather C. Isely
Heather C. Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

/s/ Elizabeth Isely
Elizabeth Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 18 day of July, 2012.

/s/ Lucas Isely
Name: Lucas Isely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17 day of July, 2012.

/s/ Anthony Andueza
Name: Anthony Andueza

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

THE LAROCK AND LUKE ISELY TRUST

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-Trustee

By:	//s/ Zephyr Isely
Name:	Zephyr Isely
Title:	Co-Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 11th day of July, 2012.

FTVC, LLC

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-Manager

By:	s/ Zephyr Isely
Name:	Zephyr Isely
Title:	Co-Manager

By:	/s/ Heather C. Isely
Name:	Heather C. Isely
Title:	Co-Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 6th day of July, 2012.

CTVC, LLC

By:	/s/ Anthony Andueza
Name:	Anthony Andueza
Title:	Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of July, 2012.

KIVC 2, LLC

By:	/s/ Anthony Andueza
Name:	Anthony Andueza
Title:	Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of July, 2012.

ZIVC, LLC

By:	/s/ Anthony Andueza
Name:	Anthony Andueza
Title:	Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of July, 2012.

EIVC 2, LLC

By:	/s/ Anthony Andueza
Name:	Anthony Andueza
Title:	Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Kemper Isely, and Heather Isely and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Sections 13 and 16 of the Exchange Act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of Natural Grocers by Vitamin Cottage, Inc., including but not limited to Forms 3, 4 and 5 and Schedule 13D or Schedule 13G under the Exchange Act and any amendments thereto.

This power of attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of July, 2012.

HIVC 2, LLC

By:	/s/ Anthony Andueza
Name:	Anthony Andueza
Title:	Manager